Exhibit 99.1

Jamf Announces Fourth Quarter and Fiscal Year 2024 Financial Results
•Q4 total revenue year-over-year growth of 8% to $163.0 million; fiscal year total revenue growth of 12% to $627.4 million
•ARR year-over-year growth of 10% to $646.0 million as of December 31, 20241
•FY24 GAAP operating loss of $69.1 million, or (11)% of total revenue, compared to GAAP operating loss of $115.2 million, or (21)% of total revenue, for fiscal year 2023
•FY24 Non-GAAP operating income of $103.1 million, or 16% of total revenue, compared to $45.4 million, or 8% of total revenue, for fiscal year 2023
MINNEAPOLIS – February 27, 2025 – Jamf (NASDAQ: JAMF), the standard in managing and securing Apple at work, today announced financial results for its fourth quarter and fiscal year ended December 31, 2024.

“I am pleased with Jamf’s performance in 2024. We met our objective of exceeding our financial targets for all four quarters of 2024. We achieved these strong results while executing our comprehensive systems update, including the rollout of our new partner program and portal,” said John Strosahl, CEO. “We’re well positioned entering 2025, with multiple growth levers including security adoption, mobile penetration, international expansion, and channel leverage. We’re excited to see the benefits from our growth and profitability initiatives as we progress toward our goal of achieving the Rule of 40.”
Fourth Quarter 2024 Financial Highlights
•Revenue: Total revenue of $163.0 million, an increase of 8% year-over-year.
•ARR: ARR of $646.0 million as of December 31, 2024, an increase of 10% year-over-year.1
•Gross Profit: GAAP gross profit of $127.8 million, or 78% of total revenue, compared to $117.5 million in the fourth quarter of 2023. Non-GAAP gross profit of $134.3 million, or 82% of total revenue, compared to $124.1 million in the fourth quarter of 2023.
•Operating Loss/Income: GAAP operating loss of $12.2 million, or (7)% of total revenue, compared to $20.3 million in the fourth quarter of 2023. Non-GAAP operating income of $29.7 million, or 18% of total revenue, compared to $21.1 million in the fourth quarter of 2023.

Fiscal Year 2024 Financial Highlights
•Revenue: Total revenue of $627.4 million, an increase of 12% year-over-year.
•Gross Profit: GAAP gross profit of $486.1 million, or 77% of total revenue, compared to $434.5 million for fiscal year 2023. Non-GAAP gross profit of $512.8 million, or 82% of total revenue, compared to $460.1 million for fiscal year 2023.
•Operating Loss/Income: GAAP operating loss of $69.1 million, or (11)% of total revenue, compared to GAAP operating loss of $115.2 million for fiscal year 2023. Non-GAAP operating income of $103.1 million, or 16% of total revenue, compared to $45.4 million for fiscal year 2023.
•Cash Flow: Cash flow provided by operations of $31.2 million for fiscal year 2024, or 5% of total revenue, compared to $36.0 million for fiscal year 2023. Unlevered free cash flow of $72.4 million for fiscal year 2024, or 12% of total revenue, compared to $55.4 million for fiscal year 2023.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below and the section titled “Non-GAAP Financial Measures” below contains descriptions of these reconciliations.

Business Highlights
•Ended fiscal year 2024 serving more than 76,500 customers with 33.2 million total devices on our platform.1
•Achieved Security ARR of $156 million as of December 31, 2024, representing 17% year-over-year growth and 24% of Jamf’s total ARR.1
•Drove Jamf Business Plan year-over-year ARR growth of over 50%, demonstrating continued demand for Jamf’s management and security platform.
•Continued to see strong interest in our new Mobile Security solution that shipped in Q3.
•Delivered year-over-year International revenue growth of 17%.
•Achieved StateRAMP Authorized status for Jamf Pro and Jamf School, the highest level of verification within the StateRAMP program. StateRAMP is a critical cloud security assessment and authorization program designed to address the specific technology and stringent compliance requirements of education institutions as well as state and local governments.
•Awarded Microsoft Azure’s IP co-sell top-tier partner designation and announced flagship device management solution Jamf Pro is available on the Azure cloud, and both Jamf Pro and Jamf Business Plan are available in the Azure Marketplace.
•Included as a Representative Vendor in the 2025 Gartner® Market Guide for Endpoint Management Tools.2
•Named to Forbes first-ever Most Trusted Companies in America list.
Financial Outlook
For the first quarter of 2025, Jamf currently expects:
•Total revenue of $165.5 to $167.5 million
•Non-GAAP operating income of $35.5 to $37.5 million
For the full year 2025, Jamf currently expects:
•Total revenue of $675.5 to $680.5 million
•Non-GAAP operating income of $142.5 to $146.5 million
•Year-over-year unlevered free cash flow growth of at least 75%
To assist with modeling, for the first quarter of 2025 and full year 2025, amortization is expected to be approximately $9.7 million and $38.1 million, respectively. In addition, for the first quarter of 2025 and full year 2025, stock-based compensation and related payroll taxes are expected to be approximately $26.2 million and $112.5 million, respectively.
Jamf is unable to provide a quantitative reconciliation of forward-looking guidance of non-GAAP operating income to GAAP operating income (loss) and unlevered free cash flow to cash flow from operations because certain items are out of Jamf’s control or cannot be reasonably predicted. Historically, adjustments to non-GAAP operating income have included, but are not limited to, amortization expense, stock-based compensation expense, acquisition-related expense, acquisition-related earn-out, offering costs, payroll taxes related to stock-based compensation, system transformation costs, restructuring charges, and extraordinary legal settlements and non-recurring litigation costs. Historically, adjustments to unlevered free cash flow have included, but are not limited to, cash paid for interest, cash paid for acquisition-related expense, cash paid for system transformation costs, cash paid for restructuring charges, cash paid for contingent consideration, and cash paid for extraordinary legal settlements and non-recurring litigation costs. Accordingly, a reconciliation for forward-looking non-GAAP operating income and unlevered free cash flow are not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected GAAP operating income (loss) being materially less than is indicated by currently estimated non-GAAP operating income and cash flow from operations being materially less than is indicated by currently estimated unlevered free cash flow.
These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

(1) Device, customer, and ARR metrics have been adjusted as of Q3 2024 as a result of minor data reconfiguration as part of our comprehensive systems update. Due to the timing of this change, validation of accounts and metrics continued through year end and immaterially impacted ARR, customer count, and device count previously reported for Q3 2024.
(2) Gartner®, Market Guide for Endpoint Management Tools, Tom Cipolla et al., 13 January 2025. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose. GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally and is used herein with permission. All rights reserved. The Gartner content described herein (the “Gartner Content”) represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not a representation of fact. Gartner Content speaks as of its original publication date (and not as of the date of this Earnings Call script), and the opinions expressed in the Gartner Content are subject to change without notice.

Webcast and Conference Call Information
Jamf will host a conference call and live webcast for analysts and investors at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) on February 27, 2025.
The conference call will be webcast live on Jamf’s Investor Relations website at https://ir.jamf.com. Those parties interested in participating via telephone may register on Jamf’s Investor Relations website. The financial tables, earnings presentation, and investor presentation provided in connection with this press release and the accompanying conference call will also be available on Jamf’s Investor Relations website.
A replay of the call will be available on the Investor Relations website beginning on February 27, 2025, at approximately 6:00 p.m. Central Time (7:00 p.m. Eastern Time).
Please note that Jamf uses its https://ir.jamf.com website as a means of disclosing material non-public information, announcing upcoming investor conferences, and for complying with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website in addition to following our press releases, SEC filings, and public conference calls and webcasts.
Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measures of non-GAAP operating expenses, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating income (loss), non-GAAP operating income (loss) margin, non-GAAP income before income taxes, non-GAAP provision for income taxes as it relates to the calculation of non-GAAP net income, non-GAAP net income, adjusted EBITDA, free cash flow, free cash flow margin, unlevered free cash flow, and unlevered free cash flow margin are useful in evaluating our operating performance. Certain of these non-GAAP measures exclude amortization expense, stock-based compensation expense, foreign currency transaction loss (gain), amortization of debt issuance costs, acquisition-related expense, offering costs, payroll taxes related to stock-based compensation, system transformation costs, restructuring charges, and extraordinary legal settlements and non-recurring litigation costs. We believe that non-GAAP financial measures, when taken collectively with GAAP financial measures, may be helpful to investors because they provide consistency and comparability with our past financial performance, provide additional understanding of factors and trends affecting our business, and assist in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP results. Our non-GAAP financial measures are presented for supplemental informational purposes only, and should not be considered a substitute for financial measures presented in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude certain expenses that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Further, non-GAAP financial measures are not standardized. It may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. A reconciliation is provided for each non-GAAP financial measure used in this press release to the most directly comparable financial measure stated in accordance with GAAP at the end of this press release. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. In addition, investors are encouraged to review our consolidated financial statements included in our publicly filed reports in their entirety and not rely solely on any single financial measure.
Forward-Looking Statements
This press release and the accompanying conference call contain “forward-looking statements” within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue,” or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance (including our outlook and guidance), the demand for our platform, anticipated impacts of macroeconomic conditions on our business, our expectations regarding business benefits and financial impacts from our acquisitions, partnerships, and investments, and our ability to deliver on our long-term strategy.
The forward-looking statements contained in this press release and the accompanying conference call are also subject to additional risks, uncertainties, and factors, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying conference call.
Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and the accompanying conference call relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.
About Jamf
Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment designed to be enterprise secure, consumer simple and protect personal privacy. To learn more, visit www.jamf.com.
Investor Contact
Jennifer Gaumond
ir@jamf.com
Media Contact
Natali Brockett
media@jamf.com

Jamf Holding Corp.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$224,680	$243,576
Trade accounts receivable, net of allowances of $577 and $444	138,791	108,240
Deferred contract costs	27,958	23,508
Prepaid expenses	12,679	14,255
Other current assets	20,549	13,055
Total current assets	424,657	402,634
Equipment and leasehold improvements, net	19,321	15,184
Goodwill	882,593	887,121
Other intangible assets, net	147,823	187,891
Deferred contract costs, non-current	59,663	53,070
Other assets	46,172	43,752
Total assets	$1,580,229	$1,589,652

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$18,405	$25,909
Accrued liabilities	68,363	77,447
Income taxes payable	1,014	1,248
Deferred revenue	333,573	317,546
Total current liabilities	421,355	422,150
Deferred revenue, non-current	52,136	55,886
Deferred tax liability, net	5,180	5,952
Convertible senior notes, net	369,514	366,999
Other liabilities	16,061	21,118
Total liabilities	864,246	872,105
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	125	126
Treasury stock	(741)	—
Additional paid-in capital	1,269,264	1,162,993
Accumulated other comprehensive loss	(30,060)	(26,777)
Accumulated deficit	(522,605)	(418,795)
Total stockholders’ equity	715,983	717,547
Total liabilities and stockholders’ equity	$1,580,229	$1,589,652

Jamf Holding Corp.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Revenue:
Subscription	$159,740	$146,677	$613,591	$543,019
Services	3,167	3,731	13,562	16,325
License	67	237	246	1,227
Total revenue	162,974	150,645	627,399	560,571
Cost of revenue:
Cost of subscription(1)(2)(3)(5)(6) (exclusive of amortization expense shown below)	28,960	26,200	114,260	98,554
Cost of services(1)(2)(3)(4)(5) (exclusive of amortization expense shown below)	3,337	3,563	14,557	13,976
Amortization expense	2,907	3,427	12,511	13,529
Total cost of revenue	35,204	33,190	141,328	126,059
Gross profit	127,770	117,455	486,071	434,512
Operating expenses:
Sales and marketing(1)(2)(3)(4)(5)(6)	65,385	62,420	252,128	250,757
Research and development(1)(2)(3)(4)(5)(6)	33,969	32,921	138,961	134,422
General and administrative(1)(2)(3)(4)(5)(6)(7)	33,806	34,935	136,567	135,233
Amortization expense	6,770	7,441	27,511	29,349
Total operating expenses	139,930	137,717	555,167	549,761
Loss from operations	(12,160)	(20,262)	(69,096)	(115,249)
Interest income, net	1,360	2,073	6,615	6,526
Foreign currency transaction (loss) gain	(5,650)	1,911	(2,277)	916
Loss before income tax benefit (provision)	(16,450)	(16,278)	(64,758)	(107,807)
Income tax benefit (provision)	22	(1,132)	(3,697)	(2,279)
Net loss	$(16,428)	$(17,410)	$(68,455)	$(110,086)
Net loss per share, basic and diluted	$(0.13)	$(0.14)	$(0.53)	$(0.88)
Weighted‑average shares used to compute net loss per share, basic and diluted	128,863,245	126,361,484	128,019,692	124,935,620
(1) Includes stock-based compensation as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$2,976	$2,594	$11,518	$10,229
Services	366	392	1,674	1,386
Sales and marketing	7,738	8,059	30,299	33,127
Research and development	6,343	5,856	25,324	23,719
General and administrative	7,698	6,017	28,575	32,539
	$25,121	$22,918	$97,390	$101,000

(2) Includes payroll taxes related to stock-based compensation as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$138	$143	$393	$318
Services	30	32	87	57
Sales and marketing	270	451	1,146	1,162
Research and development	135	171	649	581
General and administrative	124	137	672	490
	$697	$934	$2,947	$2,608
(3) Includes depreciation expense as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$297	$296	$1,248	$1,219
Services	39	44	178	168
Sales and marketing	595	777	2,715	3,155
Research and development	398	444	1,758	1,814
General and administrative	259	266	1,027	1,064
	$1,588	$1,827	$6,926	$7,420
(4) Includes acquisition-related expense as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Cost of revenue:
Services	$—	$34	$194	$50
Sales and marketing	—	152	—	371
Research and development	—	299	538	807
General and administrative	—	2,704	4,530	6,133
	$—	$3,189	$5,262	$7,361
(5) Includes system transformation costs as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$105	$29	$283	$51
Services	13	—	22	—
Sales and marketing	363	82	888	174
Research and development	138	—	295	12
General and administrative	4,886	1,569	14,561	4,596
	$5,505	$1,680	$16,049	$4,833

(6) Includes restructuring charges as follows:

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Cost of revenue:
Subscription	$—	$—	$7	$—
Sales and marketing	817	—	7,304	—
Research and development	—	—	709	—
General and administrative	53	1,393	1,722	1,393
	$870	$1,393	$9,742	$1,393
(7) General and administrative also includes the following:

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Offering costs	$—	$—	$872	$—
Extraordinary legal settlements and non-recurring litigation costs	—	359	(122)	559

Jamf Holding Corp.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Years Ended December 31,
	2024	2023
Operating activities
Net loss	$(68,455)	$(110,086)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization expense	46,948	50,298
Amortization of deferred contract costs	26,917	21,497
Amortization of capitalized CCA implementation costs	2,669	—
Amortization of debt issuance costs	2,843	2,742
Non-cash lease expense	5,297	5,935
Impairment of lease right-of-use assets	—	1,077
Provision for credit losses and returns	440	472
Stock-based compensation	97,390	101,000
Deferred income tax benefit	(497)	(1,976)
Other	2,019	(1,673)
Changes in operating assets and liabilities:
Trade accounts receivable	(31,239)	(19,233)
Prepaid expenses and other assets	(12,160)	(11,354)
Deferred contract costs	(38,070)	(40,643)
Accounts payable	(7,582)	9,352
Accrued liabilities	(7,138)	2,690
Income taxes payable	(217)	727
Deferred revenue	11,980	23,939
Other liabilities	47	1,200
Net cash provided by operating activities	31,192	35,964
Investing activities
Acquisitions, net of cash acquired	—	(18,797)
Purchases of equipment and leasehold improvements	(9,009)	(2,934)
Purchase of investments	(2,500)	(750)
Other	(292)	5
Net cash used in investing activities	(11,801)	(22,476)
Financing activities
Debt issuance costs	(1,549)	—
Cash paid for offering costs	(872)	—
Cash paid for contingent consideration	—	(206)
Payment of acquisition-related holdback	(6,811)	(515)
Repurchase and retirement of common stock	(35,357)	—
Shares repurchased for tax withholdings on vesting of restricted stock	(741)	—
Proceeds from the exercise of stock options	3,726	6,042
Net cash (used in) provided by financing activities	(41,604)	5,321
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(252)	79
Net (decrease) increase in cash, cash equivalents, and restricted cash	(22,465)	18,888
Cash, cash equivalents, and restricted cash, beginning of period	250,809	231,921
Cash, cash equivalents, and restricted cash, end of period	$228,344	$250,809

Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$224,680	$243,576
Restricted cash included in other current assets	3,664	3,633
Restricted cash included in other assets	—	3,600
Total cash, cash equivalents, and restricted cash	$228,344	$250,809

Jamf Holding Corp.
Supplemental Financial Information
Disaggregated Revenue
(in thousands)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
SaaS subscription and support and maintenance	$152,600	$140,315	$592,592	$521,269
On‑premise subscription	7,140	6,362	20,999	21,750
Subscription revenue	159,740	146,677	613,591	543,019
Professional services	3,167	3,731	13,562	16,325
Perpetual licenses	67	237	246	1,227
Non‑subscription revenue	3,234	3,968	13,808	17,552
Total revenue	$162,974	$150,645	$627,399	$560,571

Jamf Holding Corp.
Supplemental Information
Key Business Metrics (1)
(in millions, except number of customers and percentages)
(unaudited)

	December 31, 2024	December 31, 2023	December 31, 2022

ARR (1)	$646.0	$588.6	$512.5

ARR from management solutions as a percent of total ARR	76%	77%	80%

ARR from security solutions as a percent of total ARR	24%	23%	20%

ARR from commercial customers as a percent of total ARR	75%	74%	72%

ARR from education customers as a percent of total ARR	25%	26%	28%

Dollar-based net retention rate	104%	108%	113%

Devices (1)	33.2	32.3	30.0

Customers (1)	76,500	75,300	71,000
(1) Device, customer, and ARR metrics have been adjusted as of Q3 2024 as a result of minor data reconfiguration as part of our comprehensive systems update. Due to the timing of this change, validation of accounts and metrics continued through year end and immaterially impacted ARR, customer count, and device count previously reported for Q3 2024.

Jamf Holding Corp.
Supplemental Financial Information
Reconciliation of GAAP to Non-GAAP Financial Data
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Operating expenses	$139,930	$137,717	$555,167	$549,761
Amortization expense	(6,770)	(7,441)	(27,511)	(29,349)
Stock-based compensation	(21,779)	(19,932)	(84,198)	(89,385)
Acquisition-related expense	—	(3,155)	(5,068)	(7,311)
Offering costs	—	—	(872)	—
Payroll taxes related to stock-based compensation	(529)	(759)	(2,467)	(2,233)
System transformation costs	(5,387)	(1,651)	(15,744)	(4,782)
Restructuring charges	(870)	(1,393)	(9,735)	(1,393)
Extraordinary legal settlements and non-recurring litigation costs	—	(359)	122	(559)
Non-GAAP operating expenses	$104,595	$103,027	$409,694	$414,749

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Gross profit	$127,770	$117,455	$486,071	$434,512
Amortization expense	2,907	3,427	12,511	13,529
Stock-based compensation	3,342	2,986	13,192	11,615
Acquisition-related expense	—	34	194	50
Payroll taxes related to stock-based compensation	168	175	480	375
System transformation costs	118	29	305	51
Restructuring charges	—	—	7	—
Non-GAAP gross profit	$134,305	$124,106	$512,760	$460,132
Gross profit margin	78%	78%	77%	78%
Non-GAAP gross profit margin	82%	82%	82%	82%

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Operating loss	$(12,160)	$(20,262)	$(69,096)	$(115,249)
Amortization expense	9,677	10,868	40,022	42,878
Stock-based compensation	25,121	22,918	97,390	101,000
Acquisition-related expense	—	3,189	5,262	7,361
Offering costs	—	—	872	—
Payroll taxes related to stock-based compensation	697	934	2,947	2,608
System transformation costs	5,505	1,680	16,049	4,833
Restructuring charges	870	1,393	9,742	1,393
Extraordinary legal settlements and non-recurring litigation costs	—	359	(122)	559
Non-GAAP operating income	$29,710	$21,079	$103,066	$45,383
Operating loss margin	(7)%	(13)%	(11)%	(21)%
Non-GAAP operating income margin	18%	14%	16%	8%

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Net loss	$(16,428)	$(17,410)	$(68,455)	$(110,086)
Exclude: income tax benefit (provision)	22	(1,132)	(3,697)	(2,279)
Loss before income tax benefit (provision)	(16,450)	(16,278)	(64,758)	(107,807)
Amortization expense	9,677	10,868	40,022	42,878
Stock-based compensation	25,121	22,918	97,390	101,000
Foreign currency transaction loss (gain)	5,650	(1,911)	2,277	(916)
Amortization of debt issuance costs	723	687	2,842	2,742
Acquisition-related expense	—	3,189	5,262	7,361
Offering costs	—	—	872	—
Payroll taxes related to stock-based compensation	697	934	2,947	2,608
System transformation costs	5,505	1,680	16,049	4,833
Restructuring charges	870	1,393	9,742	1,393
Extraordinary legal settlements and non-recurring litigation costs	—	359	(122)	559
Non-GAAP income before income taxes	31,793	23,839	112,523	54,651
Non-GAAP provision for income taxes (1)	(7,631)	(5,721)	(27,006)	(13,116)
Non-GAAP net income	$24,162	$18,118	$85,517	$41,535
Net loss per share:
Basic	$(0.13)	$(0.14)	$(0.53)	$(0.88)
Diluted	$(0.13)	$(0.14)	$(0.53)	$(0.88)
Weighted‑average shares used in computing net loss per share:
Basic	128,863,245	126,361,484	128,019,692	124,935,620
Diluted	128,863,245	126,361,484	128,019,692	124,935,620
Non-GAAP net income per share:
Basic	$0.19	$0.14	$0.67	$0.33
Diluted	$0.17	$0.13	$0.61	$0.31
Weighted-average shares used in computing non-GAAP net income per share:
Basic	128,863,245	126,361,484	128,019,692	124,935,620
Diluted	139,105,517	136,716,406	139,393,205	135,285,356
(1) In accordance with the SEC’s Non-GAAP Financial Measures Compliance and Disclosure Interpretation, the Company’s blended U.S. statutory rate of 24% is used as an estimate for the current and deferred income tax expense associated with our non-GAAP income before income taxes.

	Three Months Ended December 31,		Years Ended December 31,
	2024	2023	2024	2023
Net loss	$(16,428)	$(17,410)	$(68,455)	$(110,086)
Interest income, net	(1,360)	(2,073)	(6,615)	(6,526)
(Benefit) provision for income taxes	(22)	1,132	3,697	2,279
Depreciation expense	1,588	1,827	6,926	7,420
Amortization expense	9,677	10,868	40,022	42,878
Stock-based compensation	25,121	22,918	97,390	101,000
Foreign currency transaction loss (gain)	5,650	(1,911)	2,277	(916)
Acquisition-related expense	—	3,189	5,262	7,361
Offering costs	—	—	872	—
Payroll taxes related to stock-based compensation	697	934	2,947	2,608
System transformation costs	5,505	1,680	16,049	4,833
Restructuring charges	870	1,393	9,742	1,393
Extraordinary legal settlements and non-recurring litigation costs	—	359	(122)	559
Adjusted EBITDA	$31,298	$22,906	$109,992	$52,803

	Years Ended December 31,
	2024	2023
Net cash provided by operating activities	$31,192	$35,964
Less:
Purchases of equipment and leasehold improvements	(9,009)	(2,934)
Free cash flow	22,183	33,030
Add:
Cash paid for interest	842	784
Cash paid for acquisition-related expense	10,270	2,975
Cash paid for system transformation costs	29,346	12,493
Cash paid for restructuring charges	9,453	—
Cash paid for contingent consideration	—	6,000
Cash paid for extraordinary legal settlements and non-recurring litigation costs	305	132
Unlevered free cash flow	$72,399	$55,414
Total revenue	$627,399	$560,571
Net cash provided by operating activities as a percentage of total revenue	5%	6%
Free cash flow margin	4%	6%
Unlevered free cash flow margin	12%	10%